UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date  of  Report  (Date  of  earliest  event   reported):   July  25,  2002



                         MDSI Mobile Data Solutions Inc.
             (Exact name of registrant as specified in its charter)


       Canada                    000-28968                     Not Applicable
----------------------    -------------------------    -------------------------
  (Jurisdiction of         (Commission file number)         (I.R.S. Employer
   incorporation)                                           Identification No.)



                              10271 Shellbridge Way
                           Richmond, British Columbia,
                                 Canada V6X 2W8

       -------------------------------------------------------------------
              (Address and zip code of principal executive offices)


       Registrant's telephone number, including area code: (604) 207-6000



                                 Not Applicable
    -------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5. Other Events

     On July 25, 2002, MDSI Mobile Data Solutions Inc. (the "Company") completed the sale (the "Sale") of its wholly-owned subsidiary Connectria Corporation ("Connectria") to Richard S. Waidmann ("Waidmann") and Eric Y. Miller ("Miller", and together with Waidmann, the "Shareholders") pursuant to the Exchange Agreement dated as of June 26, 2002 among the Company, Connectria and the Shareholders, as amended (the "Exchange Agreement").

     Effective June 30, 2002, pursuant to the terms of the Exchange Agreement, Waidmann surrendered to the Company for cancellation 549,800 common shares of the Company and options to purchase 68,725 common shares of the Company. Miller surrendered to the Company for cancellation 274,900 common shares of the Company and options to purchase 34,363 common shares of the Company. In addition, the Shareholders resigned from their respective positions with the Company. In exchange therefor, the Company transferred the one (1) outstanding common share of Connectria to the Shareholders.

     The Company advanced Connectria a loan of $250,000 in connection with the Sale. The loan accrues interest at five percent per annum, is evidenced by a $250,000 promissory note dated June 30, 2002, and is due on the second anniversary of the note. The loan is secured by certain of the assets of Connectria pursuant to a security agreement entered into between Connectria and the Company as of June 30, 2002.

     Immediately prior to the Sale, effective June 29, 2002, Mobile Data Solutions Inc. ("MDSI US"), a wholly-owned subsidiary of the Company, contributed to Connectria a $2,519,000 promissory note made by Connectria in favor of MDSI US. In exchange therefor, Connectria designated 50,380 shares of its preferred stock as Series A Nonvoting Preferred Stock and issued to MDSI US a warrant to acquire 50,380 shares of Series A Nonvoting Preferred Stock of Connectria with an exercise price of $50.00 per share.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     Exhibit No.        Description
     -----------        -----------

     10.24 Exchange Agreement dated as of June 26, 2002 among the Company, Connectria and the Shareholders

     10.25 Amendment to Exchange Agreement dated as of June 30, 2002 among the Company, Connectria and the Shareholders

     10.26 Warrant dated as of June 29, 2002 to purchase 50,380 shares of Series A Nonvoting Preferred Stock of Connectria

     10.27 $250,000 Promissory Note dated as of June 30, 2002 made by Connectria in favor of the Company

     10.28 Security Agreement dated as of June 30, 2002 between Connectria and the Company

Item 9. Regulation FD Disclosure

     As a result of its decision to dispose of Connectria, the Company now treats this business segment as a discontinued operation. The results of operations, financial position and changes in cash flow for this segment have been segregated from those of continuing operations in the following unaudited condensed consolidated financial statements of the Company.

     The unaudited condensed financial statements with the results of Connectria included as a discontinued operation that are included in this report are the unaudited condensed consolidated balance sheets of the Company as at March 31, 2002 and as at December 31, September 30, June 30 and March 31 for each of the fiscal years ended December 31, 2001, 2000 and 1999; the unaudited condensed consolidated statements of operations and deficits for the quarterly period ended March 31, 2002 and for each quarterly period in the fiscal years ended December 31, 2001, 2000 and 1999; and the unaudited condensed consolidated statements of cash flows for the quarterly period ended March 31, 2002 and for each quarterly period in the fiscal years ended December 31, 2001, 2000 and 1999.

                                        MDSI MOBILE DATA SOLUTIONS INC.

                                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                          (EXPRESSED IN U.S. DOLLARS)
                                                  (UNAUDITED)


                                              2002                                             2001
                                         ---------------         -----------------------------------------------------------------
                                             Mar. 31                 Mar. 31          June 30         Sept. 30          Dec. 31
US DOLLARS

ASSETS
CURRENT ASSETS
  Cash and cash
   equivalents                             $12,847,458             $ 9,192,850      $12,037,919      $10,738,345      $13,176,080
  Accounts receivable,
   net
     Trade                                   5,726,482              13,320,181       10,202,869       10,276,188        9,229,663
     Unbilled                                5,360,506              11,319,216        7,339,122        7,871,690        4,331,924
  Income taxes
   receivable                                  595,647                     -            153,782          247,777          366,506
  Prepaid expenses                           1,814,125               1,150,361        1,501,519        1,704,377        1,866,458
  Deferred income
   taxes                                           -                       -                -                -                -
  Current portion
   of lease receivable                             -                    33,645              -                -                -
                                           -------------         -----------------------------------------------------------------
                                             26,344,218             35,016,253       31,235,211       30,838,377       28,970,631

LEASE RECEIVABLE                                   -                       -                -                -                -
INVESTMENT                                         -                       -                -                -                -
DEFERRED INCOME TAXES                           364,640                708,350          708,350          708,350          364,640
CAPITAL ASSETS, NET                           7,172,551              9,795,157        8,545,817        7,827,882        7,635,248
LONG TERM RECEIVABLE                          3,749,860                    -                -                -          3,749,860
INTANGIBLE ASSETS, NET                              -                  187,000          176,000          165,000              -
                                           -------------         -----------------------------------------------------------------
                                             37,631,269             45,706,760       40,665,378       39,539,609       40,720,379
ASSETS OF DISCONTINUED
 OPERATIONS                                   4,110,093              7,479,855        5,751,452        5,116,973        3,856,440
                                           -------------         -----------------------------------------------------------------
TOTAL ASSETS                                 41,741,362             53,186,615       46,416,830       44,656,582       44,576,819
                                           =============         =================================================================
LIABILITIES AND
 STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                          $ 1,381,129            $ 2,443,645     $  1,613,539     $  1,496,565     $  1,961,656
  Accrued liabilities                         4,780,170              3,206,609        6,349,360        5,488,217        5,421,807
  Income taxes payable                              -                   92,418              -                -                -
  Deferred revenue                            6,734,726              7,030,390        5,802,137        5,668,668        7,685,068
  Current portion of
    long-term debt                                  -                      -                -                -                -
  Current obligations
    under capital leases                      1,862,911              2,011,544        1,739,482        1,711,808        1,984,018
                                           -------------         -----------------------------------------------------------------
                                             14,758,936             14,784,606       15,504,518       14,365,258       17,052,549
OBLIGATIONS UNDER
 CAPITAL LEASES                                 914,303              2,502,067        2,144,872        1,729,380        1,301,996
                                           -------------         -----------------------------------------------------------------
                                             15,673,239             17,286,673       17,649,390       16,094,638       18,354,545
LIABILITIES OF
 DISCONTINUED OPERATIONS                      1,660,991              3,780,028        2,635,856        2,386,706        1,747,521
                                           -------------         -----------------------------------------------------------------
TOTAL LIABILITIES                            17,334,230             21,066,701       20,285,246       18,481,344       20,102,066
                                           -------------         -----------------------------------------------------------------
STOCKHOLDERS' EQUITY
  Common stock                               48,731,224             48,513,534       48,513,534       48,515,018       48,519,060
  Additional paid-up
   capital                                      522,621                220,700          522,621          522,621          522,621
  Treasury stock                                (85,043)               (85,043)         (85,043)         (85,043)         (85,043)
  Comprehensive Income                         (690,104)              (690,104)        (690,104)        (690,104)        (690,104)
  Deficit                                   (24,071,566)           (15,839,173)     (22,129,424)     (22,087,254)     (23,791,781)
                                           -------------         -----------------------------------------------------------------
                                             24,407,132             32,119,914       26,131,584       26,175,238       24,474,753
                                           -------------         -----------------------------------------------------------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                        41,741,362             53,186,615       46,416,830       44,656,582       44,576,819
                                           =============         =================================================================

                                        MDSI MOBILE DATA SOLUTIONS INC.

                                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                          (EXPRESSED IN U.S. DOLLARS)
                                                  (UNAUDITED)



                                                 2000                                                  1999
                          --------------------------------------------------    --------------------------------------------------
                            Mar. 31      June 30      Sept. 30     Dec. 31       Mar. 31      June 30      Sept. 30     Dec. 31
US DOLLARS

ASSETS
CURRENT ASSETS
  Cash and cash
   equivalents            $16,707,829  $10,142,872  $ 9,661,643  $12,864,981    $15,400,158  $14,022,339  $14,557,918  $14,750,040
  Accounts receivable,
   net
     Trade                  9,556,909   12,121,664   13,700,913   13,768,102     10,992,064   12,121,809   11,090,598   13,151,828
     Unbilled              10,080,135   12,798,587   11,546,082   12,159,446      5,366,981    4,900,995    6,885,284    5,595,902
  Income taxes
   receivable
  Prepaid expenses          1,854,575    1,603,227    1,225,625    1,270,811      1,968,459    1,076,172    1,588,936    1,117,380
  Deferred income
   taxes                      577,428      577,428      557,427          -          605,452      490,733      529,333      287,443
  Current portion
   of lease receivable        392,206      329,808      232,439      133,724        371,149      375,576      382,328      386,861
                          --------------------------------------------------    --------------------------------------------------
                           39,169,082   37,573,586   36,944,129   40,197,064     34,704,263   32,987,624   35,034,397   35,289,454

LEASE RECEIVABLE               33,645          -            -            -          425,334      329,093      232,882      133,723
INVESTMENT                  4,884,221    6,888,486    6,783,296    3,081,447            -      3,750,495    3,770,945    4,140,457
DEFERRED INCOME TAXES             -            -            -        347,350            -            -            -        289,984
CAPITAL ASSETS, NET         7,212,113    7,560,478    8,792,526    9,531,464      3,796,607    5,147,672    5,717,561    6,386,647
LONG TERM RECEIVABLE              -            -            -            -              -            -            -            -
INTANGIBLE ASSETS, NET      1,828,494    1,981,015    1,913,536    1,824,057      2,010,032    1,994,014    1,942,760    1,907,297
                          --------------------------------------------------    --------------------------------------------------
                           53,127,555   54,003,565   54,433,487   54,981,382     40,936,236   44,208,898   46,698,545   48,147,562
ASSETS OF DISCONTINUED
 OPERATIONS                 2,806,596    2,598,902    4,706,371    6,046,749      5,851,819    2,134,782    2,006,903    2,294,976
                          --------------------------------------------------    --------------------------------------------------
TOTAL ASSETS               55,934,151   56,602,467   59,139,858   61,028,131     46,788,055   46,343,680   48,705,448   50,442,538
                          ==================================================    ==================================================
LIABILITIES AND
 STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable        $ 1,522,996  $ 1,643,735  $ 1,852,004  $ 2,294,985    $ 2,613,849  $ 2,210,220  $ 2,204,551  $ 1,571,142
  Accrued liabilities       2,956,369    4,285,367    4,009,767    3,246,522      2,846,194    1,985,527    2,366,092    2,466,097
  Income taxes payable      1,668,684      898,012      966,357    1,091,164        958,879    1,553,996    1,161,915    1,567,671
  Deferred revenue          6,341,576    8,326,114    7,880,885    7,531,761      5,639,289    4,454,586    4,357,914    4,724,850
  Current portion of
    long-term debt                -            -            -            -           48,199          -            -            -
  Current obligations
    under capital leases    1,299,639    1,465,662    1,973,985    1,948,449        824,151      851,865      914,008    1,176,957
                          --------------------------------------------------    --------------------------------------------------
                           13,789,264   16,618,890   16,682,998   16,112,881     12,930,561   11,056,194   11,004,480   11,506,717
OBLIGATIONS UNDER
 CAPITAL LEASES             1,942,630    1,877,310    2,558,751    3,064,891      1,672,474    1,908,320    2,528,370    2,422,525
                          --------------------------------------------------    --------------------------------------------------
                           15,731,894   18,496,200   19,241,749   19,177,772     14,603,035   12,964,514   13,532,850   13,929,242
LIABILITIES OF
 DISCONTINUED OPERATIONS    1,281,209    1,332,883    2,498,757    3,673,392      3,622,671    2,206,484    1,688,858      976,006

                          --------------------------------------------------    --------------------------------------------------
TOTAL LIABILITIES          17,013,103   19,829,083   21,740,506   22,851,164     18,225,706   15,170,998   15,221,708   14,905,248
                          --------------------------------------------------    --------------------------------------------------

STOCKHOLDERS' EQUITY
  Common stock             47,996,678   48,327,374   48,407,174   48,416,502     43,515,115   44,303,198   44,581,508   44,961,759
  Additional paid-up
   capital                    220,700      220,700      220,700      220,700        220,700      220,700      220,700      220,700
  Treasury stock              (85,043)     (85,043)     (85,043)     (85,043)       (85,043)     (85,043)     (85,043)     (85,043)
  Comprehensive Income       (690,104)    (690,104)    (690,104)    (690,104)    (1,857,522)  (1,197,160)  (1,004,405)    (429,438)
  Deficit                  (8,521,184) (10,999,543) (10,453,375)  (9,685,088)   (13,230,901) (12,069,013) (10,229,019)  (9,130,688)
                          --------------------------------------------------    --------------------------------------------------
                           38,921,047   36,773,384   37,399,352   38,176,967     28,562,349   31,172,682   33,483,741   35,537,290
                          --------------------------------------------------    --------------------------------------------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY      55,934,151   56,602,467   59,139,858   61,028,131     46,788,055   46,343,680   48,705,448  50,442,538
                          ==================================================    ==================================================


                                        MDSI MOBILE DATA SOLUTIONS INC.

                          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
                                          (EXPRESSED IN U.S. DOLLARS)
                                                  (UNAUDITED)



                                            2002                                             2001
                                       --------------     ------------------------------------------------------------------------
                                          Quarter             Quarter        Quarter        Quarter         Quarter
                                           Ended               Ended          Ended          Ended           Ended
                                          Mar. 31             Mar. 31        June 30        Sept. 30        Dec. 31       TOTAL
U.S. DOLLARS
REVENUE
  Software and services                  $ 5,807,092       $  9,737,733   $  7,713,546   $  7,282,210   $  7,332,070  $32,065,599
  Third party products
   and services                              236,390          1,116,572        292,479        265,982        778,104    2,453,137
  Maintenance and support                  2,557,073          2,456,604      2,434,330      2,647,399      2,648,574   10,186,907
                                       ---------------     ----------------------------------------------------------------------
                                           8,600,555         13,310,909     10,440,355     10,195,591     10,758,748   44,705,603

DIRECT COSTS                               3,630,318          6,752,037      4,836,038      4,449,331      5,009,740   21,047,146
                                       ---------------     ----------------------------------------------------------------------
GROSS PROFIT                               4,970,237          6,558,872      5,604,317      5,746,260      5,749,008   23,658,457
                                       ---------------     ----------------------------------------------------------------------
OPERATING EXPENSES
   Research and development                1,460,035          2,175,307      1,867,791      1,661,897     1,553,401     7,258,396
   Sales and marketing                     2,413,893          3,041,327      3,266,139      2,276,970     2,274,160    10,858,596
   General and administrative              1,664,442          1,485,107      1,539,483      1,510,008     1,540,798     6,075,396
   Amortization of intangible
    assets                                       -            1,637,058         11,000         11,000       165,000     1,824,058
   Costs of Merger/Restructuring                 -            1,200,000      4,905,927            -             -       6,105,927
   Provision for doubtful accounts               -            1,202,634            -              -       1,735,561     2,938,195
                                       ---------------     -----------------------------------------------------------------------
                                           5,538,370         10,741,433     11,590,340      5,459,875     7,268,920    35,060,568
                                       ---------------     -----------------------------------------------------------------------

                                       ---------------     -----------------------------------------------------------------------
OPERATING INCOME                            (568,133)        (4,182,561)    (5,986,023)       286,385    (1,519,912)  (11,402,111)

Valuation Allowance on Investments               -           (2,749,992)           -              -             -      (2,749,992)
OTHER INCOME (EXPENSE)                        76,233            (36,048)      (295,154)       203,349       305,053       177,200
                                       ---------------     -----------------------------------------------------------------------
(LOSS) INCOME BEFORE TAX PROVISION          (491,900)        (6,968,601)    (6,281,177)       489,734    (1,214,859)  (13,974,903)

RECOVERY OF (PROVISION FOR)
 INCOME TAXES                                125,700            693,164         22,538        (45,293)     (149,034)      521,375
                                       ---------------     -----------------------------------------------------------------------
NET (LOSS) INCOME BEFORE DISCONTINUED
 OPERATIONS                                 (366,200)        (6,275,437)    (6,258,639)       444,441    (1,363,893)  (13,453,528)

INCOME (LOSS) FROM DISCONTINUED
 OPERATIONS                                   86,415            121,352        (31,612)      (402,271)     (340,634)     (653,165)
                                       ---------------     -----------------------------------------------------------------------
NET INCOME (LOSS) FOR THE PERIOD            (279,785)        (6,154,085)    (6,290,251)        42,170    (1,704,527)  (14,106,693)

DIVIDENDS PAID                                   -                  -              -              -             -             -

DEFICIT,
 BEGINNING OF PERIOD                     (23,791,781)        (9,685,088)   (15,839,173)   (22,129,424)  (22,087,254)   (9,685,088)
                                       ---------------     -----------------------------------------------------------------------

DEFICIT,
 END OF PERIOD                           $(24,071,566)     $(15,839,173)  $(22,129,424)  $(22,087,254) $(23,791,781) $(23,791,781)
                                       ===============     =======================================================================

NET EARNINGS PER SHARE FROM
 CONTINUING OPERATIONS
  Basic                                  $      (0.04)     $      (0.73)   $     (0.73)  $       0.05   $     (0.16)  $     (1.56)
  Diluted                                $      (0.04)     $      (0.73)   $     (0.73)  $       0.05   $     (0.16)  $     (1.56)

NET EARNINGS PER COMMON SHARE
  Basic                                  $      (0.03)     $      (0.71)   $     (0.73)  $       0.00   $     (0.20)  $     (1.64)
  Diluted                                $      (0.03)     $      (0.71)   $     (0.73)  $       0.00   $     (0.20)  $     (1.64)

WEIGHTED AVERAGE SHARES
 OUTSTANDING
   Basic                                    8,726,314         8,619,199      8,621,897      8,622,480     8,629,607      8,623,296
   Diluted                                  8,726,314         8,619,199      8,621,897      9,002,871     8,629,607      8,623,296

                                        MDSI MOBILE DATA SOLUTIONS INC.

                          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
                                          (EXPRESSED IN U.S. DOLLARS)
                                                  (UNAUDITED)



                                                                                       2000
                                                      ------------------------------------------------------------------------
                                                         Quarter        Quarter        Quarter        Quarter
                                                          Ended          Ended          Ended          Ended
                                                         Mar. 31        June 30       Sept. 30        Dec. 31         TOTAL
U.S. DOLLARS
REVENUE
  Software and services                               $  9,669,190   $  9,508,834   $ 10,430,718   $ 11,729,478   $ 41,338,220
  Third party products and services                        497,696        628,639        252,029        395,667      1,774,031
  Maintenance and support                                2,024,346      1,973,092      2,295,522      2,594,778      8,887,738
                                                      ------------------------------------------------------------------------
                                                        12,191,232     12,110,565     12,978,269     14,719,923     51,999,989

DIRECT COSTS                                             4,588,533      5,244,041      5,516,637      5,731,443     21,080,654
                                                      ------------------------------------------------------------------------
GROSS PROFIT                                             7,602,699      6,866,524      7,461,632      8,988,480     30,919,335
                                                      ------------------------------------------------------------------------
OPERATING EXPENSES
   Research and development                              1,938,706      2,160,716      2,035,766      2,100,284      8,235,472
   Sales and marketing                                   2,750,406      3,303,894      2,880,519      3,271,446     12,206,265
   General and administrative                            1,728,217      1,737,977      1,523,570      1,457,371      6,447,135
   Amortization of intangible assets                        69,810         67,479         67,479         89,479        294,247
   Costs of Merger/Restructuring                               -        2,076,028            -         (385,000)     1,691,028
   Provision for doubtful accounts                             -              -              -          985,000        985,000
                                                      ------------------------------------------------------------------------
                                                         6,487,139      9,346,094      6,507,334      7,518,580     29,859,147
                                                      ------------------------------------------------------------------------

OPERATING INCOME                                         1,115,560     (2,479,570)       954,298      1,469,900      1,060,188

Valuation Allowance on Investments                             -              -              -              -              -
OTHER INCOME (EXPENSE)                                    (212,365)      (176,751)       101,073       (153,439)      (441,482)
                                                      ------------------------------------------------------------------------
(LOSS) INCOME BEFORE TAX PROVISION                         903,195     (2,656,321)     1,055,371      1,316,461        618,706

RECOVERY OF (PROVISION FOR) INCOME TAXES                  (290,700)       172,428       (262,991)      (110,242)      (491,505)
                                                      ------------------------------------------------------------------------
NET INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS           612,495     (2,483,893)       792,380      1,206,219        127,201

INCOME (LOSS) FROM DISCONTINUED OPERATIONS                  (2,991)         5,534       (246,212)      (437,932)      (681,601)
                                                      ------------------------------------------------------------------------
NET INCOME (LOSS) FOR THE PERIOD                           609,504     (2,478,359)       546,168        768,287       (554,400)

DIVIDENDS PAID                                                 -              -              -              -              -

DEFICIT, BEGINNING OF PERIOD                            (9,130,688)    (8,521,184)   (10,999,543)    (10,453,375)   (9,130,688)
                                                      ------------------------------------------------------------------------

DEFICIT, END OF PERIOD                                $ (8,521,184)  $(10,999,543)  $(10,453,375)   $ (9,685,088) $ (9,685,088)
                                                      ========================================================================
NET EARNINGS PER SHARE FROM CONTINUING OPERATIONS
  Basic                                               $       0.07   $      (0.29)  $       0.09    $       0.14  $       0.01
  Diluted                                             $       0.06   $      (0.29)  $       0.08    $       0.13  $       0.01

NET EARNINGS PER COMMON SHARE
  Basic                                               $       0.07   $      (0.29)  $       0.06    $       0.09  $      (0.07)
  Diluted                                             $       0.06   $      (0.29)  $       0.06    $       0.08  $      (0.07)

WEIGHTED AVERAGE SHARES OUTSTANDING
   Basic                                                 8,391,762      8,540,870      8,570,378       8,603,881     8,526,723
   Diluted                                              10,296,406      8,540,870      9,486,467       9,050,512    10,198,839

                                        MDSI MOBILE DATA SOLUTIONS INC.

                          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
                                          (EXPRESSED IN U.S. DOLLARS)
                                                  (UNAUDITED)


                                                                                       1999
                                                      ------------------------------------------------------------------------
                                                         Quarter        Quarter        Quarter        Quarter
                                                          Ended          Ended          Ended          Ended
                                                         Mar. 31        June 30       Sept. 30        Dec. 31         TOTAL
U.S. DOLLARS
REVENUE
  Software and services                               $  8,748,341   $ 10,455,787   $ 10,542,682   $ 10,165,670   $ 39,912,480
  Third party products and services                      2,703,647      1,670,194      1,340,927        964,278      6,679,046
  Maintenance and support                                1,008,522      1,299,457      1,685,980      1,571,540      5,565,499
                                                      ------------------------------------------------------------------------
                                                        12,460,510     13,425,438     13,569,589     12,701,488     52,157,025

DIRECT COSTS                                             5,814,621      5,596,741      5,958,773      5,180,787     22,550,922
                                                      ------------------------------------------------------------------------
GROSS PROFIT                                             6,645,889      7,828,697      7,610,816      7,520,701     29,606,103
                                                      ------------------------------------------------------------------------
OPERATING EXPENSES
   Research and development                              1,614,204      1,708,479      1,692,699      1,707,898      6,723,280
   Sales and marketing                                   2,567,317      2,511,431      1,962,056      2,148,890      9,189,694
   General and administrative                            1,347,595      1,377,262      1,270,254      1,637,772      5,632,883
   Amortization of intangible assets                        69,810         69,810         69,810         69,810        279,240
   Costs of Merger/Restructuring                               -              -              -              -              -
   Provision for doubtful accounts                             -              -              -              -              -
                                                      ------------------------------------------------------------------------
                                                         5,598,926      5,666,982      4,994,819      5,564,370     21,825,097
                                                      ------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------
OPERATING INCOME                                         1,046,963      2,161,715      2,615,997      1,956,331      7,781,006

Valuation Allowance on Investments                             -              -              -              -              -
OTHER INCOME (EXPENSE)                                    (162,396)      (333,419)        44,357       (308,091)      (759,549)
                                                      ------------------------------------------------------------------------
INCOME BEFORE TAX PROVISION                                884,567      1,828,296      2,660,354      1,648,240      7,021,457

RECOVERY OF (PROVISION FOR) INCOME TAXES                  (284,110)      (573,481)      (811,512)      (475,321)    (2,144,424)
                                                      ------------------------------------------------------------------------
NET INCOME BEFORE DISCONTINUED OPERATIONS                  600,457      1,254,815      1,848,842      1,172,919      4,877,033

INCOME (LOSS) FROM DISCONTINUED OPERATIONS              (3,701,281)        54,073         (8,849)       (74,588)    (3,730,645)
                                                      ------------------------------------------------------------------------
NET (LOSS) INCOME FOR THE PERIOD                        (3,100,824)     1,308,888      1,839,993      1,098,331      1,146,388

DIVIDENDS PAID                                                 -         (147,000)           -               -        (147,000)

DEFICIT, BEGINNING OF PERIOD                           (10,130,076)   (13,230,901)   (12,069,012)   (10,229,019)   (10,130,076)
                                                      ------------------------------------------------------------------------

DEFICIT, END OF PERIOD                                $(13,230,901)  $(12,069,012)  $(10,229,019)  $ (9,130,688)  $ (9,130,688)
                                                      ========================================================================

NET EARNINGS PER SHARE FROM CONTINUING OPERATIONS
  Basic                                               $       0.08   $       0.15   $       0.23   $       0.14   $       0.60
  Diluted                                             $       0.07   $       0.14   $       0.21   $       0.13   $       0.54

NET EARNINGS PER COMMON SHARE
  Basic                                               $      (0.40)  $       0.16   $       0.23   $       0.13   $       0.14
  Diluted                                             $      (0.40)  $       0.14   $       0.20   $       0.12   $       0.13

WEIGHTED AVERAGE SHARES OUTSTANDING
   Basic                                                 7,845,704      8,101,136      8,172,032      8,201,215      8,080,022
   Diluted                                               8,934,279      9,135,983      9,011,036      9,321,548      9,100,711

                                         MDSI MOBILE DATA SOLUTIONS INC.

                                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                           (EXPRESSED IN U.S. DOLLARS)
                                                   (UNAUDITED)


                                            2002                                             2001
                                       --------------     ------------------------------------------------------------------------
                                          Quarter             Quarter        Quarter        Quarter         Quarter
                                           Ended               Ended          Ended          Ended           Ended
                                          Mar. 31             Mar. 31        June 30        Sept. 30        Dec. 31        TOTAL
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss) from
   continuing operations                 $  (366,200)       $(6,275,437)  $ (6,258,639)  $    444,441   $ (1,363,893) $(13,453,528)
  Items not affecting cash:
        Depreciation, amortization
         and provisions for
         valuation of intangible
         assets                              673,591          2,344,438        832,626        738,863        568,845    4,502,772
        Write down in value of
         surplus capital assets                  -                  -          563,780            -              -        563,780
        Valuation allowance on
         investments                             -            2,749,992            -              -              -      2,749,992
        Stock based compensation
         charge                                  -                  -          301,921            -              -        301,921
        Deferred income taxes                    -             (361,000)           -              -          343,710      (17,290)
        Changes in non-cash operating
         working capital items               125,285             17,228      7,584,440     (2,014,326)     2,970,702    8,558,044
                                       ---------------     ----------------------------------------------------------------------
  Net cash provided by (used in)
   operating activities                      432,676         (1,524,779)     3,024,128       (831,022)     2,537,364    3,205,691
                                       ---------------     ----------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of Common Shares                  212,164             97,032            -            1,484          4,042      102,558
  Repayment of long-term debt                    -                  -              -              -              -            -
  Issuance (Repayment) of capital
   leases                                   (508,800)          (499,729)      (629,257)      (443,166)      (155,174)  (1,727,326)
                                       ---------------     ----------------------------------------------------------------------
  Net cash used by financing
   activities                               (296,636)          (402,697)      (629,257)      (441,682)      (151,132)  (1,624,768)
                                       ---------------     ----------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Long Term Lease Receivable                     -              100,079         33,645            -              -        133,724
  Proceeds on settlement of investments          -              331,458            -              -              -        331,458
  Acquisition of investments                     -                  -              -              -              -            -
  Acquisition of intangible asset                -                  -              -              -              -            -
  Acquisition of capital assets             (210,894)          (971,074)      (136,067)        (9,927)     (229,211)   (1,346,729)
                                       ---------------     ----------------------------------------------------------------------
  Net cash used in investing
   activities                               (210,894)          (539,537)      (102,422)        (9,927)     (229,211)     (881,097)
                                       ---------------     ----------------------------------------------------------------------
  Net cash used for Continuing
   operations                                (74,854)        (2,467,013)     2,292,449     (1,282,631)    2,157,021       699,826

  Net cash provided by discontinued
   operations                               (253,768)        (1,205,118)       552,620        (16,943)      280,714      (388,727)
                                       ---------------     ----------------------------------------------------------------------

NET CASH INFLOW (OUTFLOW)                   (328,622)        (3,672,131)     2,845,069     (1,299,574)    2,437,735       311,099

EFFECTS OF FOREIGN EXCHANGE
 FLUCTUATIONS ON CASH                            -                  -              -              -             -             -

CASH AND CASH EQUIVALENTS, BEGINNING
 OF PERIOD                                13,176,080         12,864,981      9,192,850     12,037,919    10,738,345    12,864,981
                                       ---------------     ----------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END
 OF PERIOD                              $ 12,847,458       $  9,192,850   $ 12,037,919   $ 10,738,345  $ 13,176,080  $ 13,176,080
                                       ===============     ======================================================================

                                         MDSI MOBILE DATA SOLUTIONS INC.

                                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                           (EXPRESSED IN U.S. DOLLARS)
                                                   (UNAUDITED)


                                                                              2000
                                           ------------------------------------------------------------------------
                                               Quarter       Quarter        Quarter        Quarter
                                                Ended         Ended          Ended          Ended
                                               Mar. 31      June 30        Sept. 30        Dec. 31         TOTAL
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss) from
   continuing operations                     $   612,495  $ (2,483,893)  $    792,380   $  1,206,219   $   127,201
  Items not affecting cash:
        Depreciation, amortization
         and provisions for
         valuation of intangible
         assets                                  501,879       805,935        585,192        658,921     2,551,927
        Write down in value of
         surplus capital assets                      -             -              -              -             -
        Valuation allowance on
         investments                                 -             -              -              -             -
        Stock based compensation
         charge                                      -             -              -              -             -
        Deferred income taxes                        -             -              -          230,077       230,077
        Changes in non-cash operating
         working capital items                   533,356    (2,368,256)      (393,357)    (1,270,320)   (3,498,577)
                                            ----------------------------------------------------------------------
  Net cash provided by (used in)
   operating activities                        1,647,730    (4,046,214)       984,215        824,897      (589,372)
                                            ----------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of Common Shares                    3,034,919       330,696         79,800          9,328     3,454,743
  Repayment of long-term debt                        -             -              -              -             -
  Issuance (Repayment) of capital
   leases                                       (357,213)      100,703      1,189,764        480,604     1,413,858
                                            ----------------------------------------------------------------------
  Net cash used by financing
   activities                                  2,677,706       431,399      1,269,564        489,932     4,868,601
                                            ----------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Long Term Lease Receivable                      94,733        96,043         97,369         98,715       386,860
  Proceeds on settlement of investments              -             -          105,190      3,701,849     3,807,039
  Acquisition of investments                    (743,764)   (2,004,265)           -              -      (2,748,029)
  Acquisition of intangible asset                    -        (220,000)           -              -        (220,000)
  Acquisition of capital assets               (1,248,543)   (1,086,821)    (1,749,760)    (1,308,380)   (5,393,504)
                                            ----------------------------------------------------------------------
  Net cash used in investing activities       (1,897,574)   (3,215,043)    (1,547,201)     2,492,184    (4,167,634)
                                            ----------------------------------------------------------------------

  Net cash used for Continuing operations      2,427,862    (6,829,858)       706,578      3,807,013       111,595

  Net cash provided by discontinued
   operations                                   (209,407)      264,901     (1,187,807)      (603,675)   (1,735,868)
                                            ----------------------------------------------------------------------
NET CASH INFLOW (OUTFLOW)                      2,218,455    (6,564,957)      (481,229)     3,203,338    (1,624,393)

EFFECTS OF FOREIGN EXCHANGE
 FLUCTUATIONS ON CASH                           (260,666)          -              -              -        (260,666)

CASH AND CASH EQUIVALENTS, BEGINNING
 OF PERIOD                                    14,750,040    16,707,829     10,142,872      9,661,643    14,750,040
                                            ----------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END
 OF PERIOD                                  $ 16,707,829  $ 10,142,872   $  9,661,643   $ 12,864,981  $ 12,864,981
                                            ======================================================================

                                 MDSI MOBILE DATA SOLUTIONS INC.

                         CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (EXPRESSED IN U.S. DOLLARS)
                                           (UNAUDITED)


                                                                              1999
                                           ------------------------------------------------------------------------
                                                Quarter       Quarter        Quarter        Quarter
                                                 Ended         Ended          Ended          Ended
                                                Mar. 31       June 30       Sept. 30        Dec. 31         TOTAL
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss) from
   continuing operations                     $   600,457   $  1,254,815   $  1,848,842   $  1,172,919   $ 4,877,033
  Items not affecting cash:
        Depreciation, amortization
         and provisions for
         valuation of intangible
         assets                                  351,705        274,720        329,823        375,148     1,331,396
        Write down in value of
         surplus capital assets                      -              -              -              -             -
        Valuation allowance on
         investments                                 -              -              -              -             -
        Stock based compensation
         charge                                      -              -              -              -             -
        Deferred income taxes                     56,591        114,719        (38,600)       (48,094)       84,616
        Changes in non-cash operating
         working capital items                (1,300,869)    (1,625,354)    (1,579,699)       (61,004)   (4,566,926)
                                            -----------------------------------------------------------------------
  Net cash provided by (used in)
   operating activities                         (292,116)        18,900        560,366      1,438,969     1,726,119
                                            -----------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of Common Shares                   10,717,137        788,083        278,310        380,251    12,163,781
  Repayment of long-term debt                   (197,492)       (48,199)           -              -        (245,691)
  Issuance (Repayment) of capital
   leases                                        686,524        263,560        682,193        157,104     1,789,381
                                            -----------------------------------------------------------------------
  Net cash used by financing
   activities                                 11,206,169      1,003,444        960,503        537,355    13,707,471
                                            -----------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Long Term Lease Receivable                     119,240         91,814         89,459         94,626       395,139
  Proceeds on settlement of investments              -              -              -              -             -
  Aquisition of investments                          -              -              -         (301,143)     (301,143)
  Acquisition of intangible asset                    -              -              -              -             -
  Acquisition of capital assets                 (775,073)    (1,609,767)      (848,458)    (1,008,771)   (4,242,069)
                                            -----------------------------------------------------------------------
  Net cash used in investing activities         (655,833)    (1,517,953)      (758,999)    (1,215,288)   (4,148,073)
                                            -----------------------------------------------------------------------
  Net cash used for Continuing operations     10,258,220       (495,609)       761,870        761,036    11,285,517

  Net cash provided by discontinued
   operations                                  1,335,942     (1,542,572)      (419,046)    (1,143,881)   (1,769,557)
                                            -----------------------------------------------------------------------
NET CASH INFLOW (OUTFLOW)                     11,594,162     (2,038,181)       342,824       (382,845)    9,515,960

EFFECTS OF FOREIGN EXCHANGE
 FLUCTUATIONS ON CASH                            349,648        660,362        192,755        574,967     1,777,732

CASH AND CASH EQUIVALENTS, BEGINNING
 OF PERIOD                                     3,456,348     15,400,158     14,022,339     14,557,918     3,456,348
                                            -----------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END
 OF PERIOD                                  $ 15,400,158   $ 14,022,339   $ 14,557,918   $ 14,750,040  $ 14,750,040
                                            =======================================================================

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                            MDSI Mobile Data Solutions Inc.


Date: August 14, 2002                       /s/ Verne  Pecho
                                            ------------------------------------
                                            Verne  Pecho,  Vice  President -
                                            Finance and  Administration  and
                                            Chief Financial Officer